SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 11, 2003 (November 24, 2003)

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9147	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Limited
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
Ex-99.1

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 24, 2003.

Item 9.	Regulation FD Disclosure.

Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release issued November 24, 2003. The Press Release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: December 11, 2003	By:	/s/ Liz Landles

Liz Landles, Corporate Secretary